UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

February 11, 2013

NorthStar Healthcare Income, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	No. 333-170802	No. 27-3663988
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue, 18th Floor New York, New York	10022
(Address of Principal Executive offices)	(Zip Code)

(212) 547-2600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

Satisfaction of Minimum Offering Amount

On February 11, 2013, NorthStar Healthcare Income, Inc. (the “Company”) satisfied the minimum offering amount in its continuous public offering (the “Offering”) of up to $1.1 billion in shares of common stock (the “Shares”) as a result of the purchase of $2.0 million in Shares by an affiliate of the Company’s sponsor, NorthStar Realty Finance Corp., (NYSE: NRF) (the “Sponsor”), at $9.00 per share (reflecting that no selling commissions or dealer manager fees were paid). On February 11, 2013, following the authorization of the Company’s board of directors, the Company’s escrow agent released all of the offering proceeds in the escrow account.  The Company has special escrow provisions for Ohio and Tennessee residents, which have not been satisfied as of February 11, 2013. The Company’s primary offering is expected to terminate on or before August 7, 2014, unless extended by the Company’s board of directors as permitted under applicable law and regulations.

Additionally, in connection with the purchase of Shares in the Offering by an affiliate of the Sponsor, the Sponsor has informed us that neither the Sponsor nor its affiliate intends to sell any of the Shares acquired that enabled the Company to satisfy the minimum offering requirement to any person or entity, other than to a subsidiary, parent company or company under common control with the Sponsor, for so long as the Company is externally managed and advised by NorthStar Healthcare Income Advisor, LLC, or another affiliate of the Sponsor.

Safe Harbor Statement

Certain items in this Current Report on Form 8-K may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which can be identified by words like “anticipate,” “believe,” “plan,” “hope,” “goal,” “expect,” “future,” “intend,” “will,” “could” and “should” and similar expressions.  These statements are based on the Company’s current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward looking statements; the Company can give no assurance that its expectations will be attained.  Forward-looking statements are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying any forward-looking statements will not materialize or will vary significantly from actual results.  Variations of assumptions and results may be material.  Factors that could cause actual results to differ materially from the Company’s expectations include, but are not limited to, the Company’s ability to effect its business plan following the release of funds from escrow, changes in economic conditions generally and the real estate and debt markets specifically, availability of capital, ability to achieve targeted returns, generally accepted accounting principles and policies and rules applicable to REITs. Factors that could cause actual results to differ materially from those in the forward-looking statements are specified in the Company’s Registration Statement on Form S-11 (File No. 333-170802) and its other filings with the Securities and Exchange Commission.  Such forward-looking statements speak only as of the date of this Current Report on Form 8-K.  The Company expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NorthStar Healthcare Income, Inc.

Date: February 11, 2013	By:	/s/ Ronald J. Lieberman
Ronald J. Lieberman
Executive Vice President, General Counsel and Secretary

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